SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 26, 2004, the Registrant issued a press release announcing its financial results for the second quarter of fiscal 2005.  A copy of the press release (the “October 26 Press Release”) is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, including the Exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, pursuant to this Item 2.02, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

ITEM 8.01 OTHER EVENTS.

An update on the status of the relationship of the Registrant with T-Mobile USA, is discussed in the second paragraph of the October 26 Press Release under the caption “Comments from Chairman, President and Chief Executive Officer”, and is incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.

None.

(b)     Pro Forma Financial Information.

None.

(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 26, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Robert C. Singer
Robert C. Singer
Senior Vice President and Chief Financial Officer

Dated: October 26, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 26, 2004